Exhibit 99.2

China New Media Corp. Announces Participation in Rodman & Renshaw Annual Global Investment Conference

DALIAN, China, September 2, 2010--China New Media Corp. (OTCBB: CMDI) (“the Company”), a fast-growing advertising media company operating the largest outdoor media network in Dalian, China, announced today that the Company will participate in the Rodman & Renshaw Annual Global Investment Conference, to be held September 12-15, 2010 at the New York Palace Hotel in New York City. Presentation details are provided below:

Date:	Monday, September 13, 2010
Time:	4:55 p.m. EDT
Location:	Kennedy I Salon (4th Floor) The New York Palace Hotel

The Company’s management team will participate in one-on-one meetings with conference attendees and discuss the Company’s media resources, business model, the competitive landscape for the outdoor advertising market and the Company’s growth strategy.

Registration is mandatory. For more information regarding the conference, visit http://www.rodmanandrenshaw.com.

To schedule one-on-one meetings with the Company at this event or in the New York area, please contact a Rodman & Renshaw representative directly or call Jon Cunningham at 407-644-4256, Ext. 107, or email info@redchip.com.

About China New Media Corp.

Founded in September 2000, China New Media Corp. is headquartered in Dalian, the commercial center of Northeastern China. The company owns and operates the city's largest outdoor media network encompassing over 600 bus shelters furnished with billboards and displays; 130 taxi stops with displays; and 13 large-size billboards, including 3 large-size LED displays at major traffic conjunctions. The company also furnishes more than 400 buses with advertising posters and 28 metro-trains throughout Dalian Metro Lines. China New Media provides comprehensive adverting services from art design to ad publishing, from daily maintenance to technical upgrading. Launched in Dalian in 2009, China New Media's proprietary LED multimedia display network, City Navigator®, is one of the country's first web-based outdoor advertising networks.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included herein are "forward-looking statements", including statements regarding our management’s expectations, hopes, beliefs, intentions or strategies regarding the future, including our financial condition, the growth of our business,  the Company's ability to meet its obligations under its various contracts; the timeliness of payments and other economic benefits the Company expects to receive under such contracts; and the Company's ability to maintain its customer relationships and to maintain its ability to pursue its commercial objectives. In addition, the Company’s operations are conducted in the PRC and, accordingly, are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe such as risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Company Contact:

Rita Jiang
Executive Vice President of Finance
646-691-5047
Rita.jiang@gmail.com

Investor Relations Contact:

Dave Gentry
RedChip Companies, Inc.
1-800-733-2447, Ext. 104

Or, Jon Cunningham
RedChip Companies, Inc.
1-800-733-2447, Ext. 107
info@redchip.com
http://www.redchip.com

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SOURCE:  China New Media Corp.